Copeland Dividend Growth Fund

Supplement dated August 8, 2023

to the Copeland Dividend Growth Fund Prospectus (the “Fund”)

dated March 30, 2023

Effective August 8, 2023, the Fund’s primary benchmark is the Russell 3000 Index, replacing the S&P 500 Index. The change was made because the Adviser has determined that the Russell 3000 Index, which includes companies with a wider range of capitalizations than does the S&P 500 Index, better reflects the universe of potential stocks for inclusion in the Fund.

The Average Annual Total Returns table and benchmark descriptions in the section of the Prospectus entitled “Fund Summary — Performance” is deleted in its entirety and replaced with the following:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2022)

Class A Shares	One Year	Five Years	Ten Years or Life of the Fund(1)
Return before taxes	(19.69)%	3.39%	6.88%
Return after taxes on distributions	(20.92)%	1.16%	5.01%
Return after taxes on distributions and sale of Fund shares(2)	(10.75)%	2.43%	5.24%
Class C Shares
Return before taxes	(15.48)%	3.83%	6.70%
Class I Shares
Return before taxes	(14.68)%	4.78%	7.01%
Russell 3000 Index(3)	(19.21)%	8.79%	11.50%(4) 12.34%(5) 11.57%(6)
S& P 500® Index(3)	(18.11)%	9.42%	12.56(4) 12.69(5) 12.03(6)
(1)	The inception date of the Fund’s Class A shares is December 28, 2010. The inception date of the Fund’s Class C shares is January 5, 2012. The inception date of the Fund’s Class I shares is March 1, 2013.
(2)	In certain cases, the Return after taxes on distributions and sale of Fund shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
(3)	The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.
(4)	Since the inception date of Class A shares, December 28, 2010.
(5)	Since the inception date of Class C shares, January 5, 2012.
(6)	Since the inception date of Class I shares, March 1, 2013.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

 This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.